UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2007


                              Analog Devices, Inc.
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             (Exact name of registrant as specified in its charter)


         Massachusetts                1-7819                04-2348234
         -------------                ------                ----------
  (State or other jurisdiction     (Commission            (IRS Employer
        of incorporation           File Number)        Identification No.)


         One Technology Way, Norwood, MA                     02062
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     (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: (781) 329-4700



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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers Departure of Certain Officers

         On December 4, 2007, Joseph E. McDonough, the Company's Vice President, Finance and Chief Financial Officer, informed the Company of his intention to retire, effective in May 2008.

         A press release related to Mr. McDonough's retirement is filed as
Exhibit 99.1 to this Current Report, and is incorporated herein by reference.

Item 9.01.      Financial Statements and Exhibits

(d)      Exhibits


Exhibit No.    Description
----------     -----------

99.1           Press release dated December 4, 2007


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 4, 2007             ANALOG DEVICES, INC.

                                   By:  /s/ Margaret K. Seif
                                        -------------------------------------
                                        Margaret K. Seif
                                        Vice President, General Counsel and
                                        Secretary






                                  EXHIBIT INDEX

Exhibit No.    Description
----------     -----------

99.1           Press release dated December 4, 2007